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                                                    		  EXHIBIT 10(B)

              AMENDMENTS TO ASSET PURCHASE AGREEMENT


     THIS  AGREEMENT  made this 26th of March, 1999, by and between BLOWOUT

ENTERTAINMENT, INC., a  Delaware  corporation, whose address is One Airport

Center,  2nd Floor, 7700 N.E.  Ambassador  Place,  Portland,  Oregon  97220

("Seller"),  and M.G.A., INC., a Delaware corporation, whose address is 739

W. Main Street, Dothan, Alabama 36301 ("Purchaser").



     1.  The Asset  Purchase Agreement ("Agreement"), dated as of March 22,

1999, between the Seller and the Purchaser, is here amended as follows:



          A.  Section  3.2.2.2 is hereby amended to read: The maker of such bid must execute an asset  purchase  agreement essentially identical to the

Agreement, except that the bid must provide  for  a purchase price equal to the  Purchase  Price set forth in Section 2.1 hereof,  plus  an  additional

$200,000.



          B. Section 3.2.5 is hereby amended to read:

               Any  counterbid  in  the  bidding  process  over the initial counterbid  must  be  at  least  $100,000  higher  than  the  prior bid  or

counterbid.   All  subsequent counterbids will be at least $100,000  higher than any prior bid or counterbid.





          C.   Subsection   3.3.1.1   shall  be  added,  immediately  below

<section>3.3.1, as follows:

     Notwithstanding  the  foregoing,  the  Seller  shall  be  entitled  to advertise in the Wall Street Journal national  edition,  in  substance  and effect,  that  the assets to be sold pursuant to the Agreement will be sold at a public sale  on a specified hearing date at a specified location under the supervision of  the  United  States  Bankruptcy  Court  in  Wilmington,

Delaware,  for $2,400,000 cash, subject to bidding procedures that  may  be summarized in  such advertisement.  Said advertisement will be published in one issue.



     2.  Except  as  thus  amended, the Agreement remains in full force and effect in accordance with the terms set forth in the Agreement.



     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                              PURCHASER:
ATTEST                        M.G.A., INC.



/S/ S. PAGE TODD              By: /S/ STEVE ROY
Its SECRETARY                    Its CHIEF FINANCIAL OFFICER



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                              SELLER:
ATTEST                        BLOWOUT ENTERTAINMENT, INC.



 /S/ THOMAS D. BERKOMPAS      By: /S/ STEVE BERNS
Its CHIEF FINANCIAL              Its PRESIDENT
OFFICER